Exhibit 32.1
RULE 13a-14(b)/15d-14(b) CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the Quarterly Report on Form 10-Q of Chevron Corporation (the “Company”) for the period ended March 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, John S. Watson, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ JOHN S. WATSON
John S. Watson Chairman of the Board and Chief Executive Officer
Dated: May 4, 2017

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